Annual Meeting March 11, 2020 Jeff Schlarbaum, President & CEO Trusted Ingenuity. Proven Reliability. ® ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Cautionary Note Regarding Forward Looking Statements References in this presentation to “IEC,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; unforeseen product failures and the potential product liability claims that may be associated with such failures; technological, engineering and other start-up issues related to new programs and products; variability and timing of customer requirements; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; the ability to realize the full value of our backlog; the types and mix of sales to our customers; litigation and governmental investigations; intellectual property litigation; variability of our operating results; our ability to maintain effective internal controls over financial reporting; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission. All forward-looking statements included in this presentation are made only as of the date indicated or as of the date of this presentation. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events. This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found at the end of this presentation. 2 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Agenda Our Journey Marketplace Differentiation Financial Highlights Strategic Initiatives Q & A 3 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Our Journey Revenue Net Income $180 Proxy fight: $15 Schlarbaum Schlarbaum departs $160 returns as CEO $10 $140 $5 $120 No growth $34.8M in $100 $- cumulative losses $80 SEC Investigation $(5) $60 Schlarbaum EVP and Turnaround $(10) ($9.5) $40 President ($10.2) phase 6 Sequential Strong growth Profitability quarters of $(15) $20 Sector leading margins ($15.1) restored revenue growth $0 $(20) Millions 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Millions 4 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Marketplace Differentiation Vertical Manufacturing Services Printed Circuit Interconnect Precision Board Assembly Solutions Metalworking Control Cost, Quality, and Lead Time for Key Commodities 5 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Product Experience MEDICAL: AEROSPACE & DEFENSE: INDUSTRIAL: LIFE-SAVING MISSION CRITICAL MISSION CRITICAL PRODUCT EXPERIENCE PRODUCT EXPERIENCE PRODUCT EXPERIENCE Defibrillators Encrypted Asset Tracking Devices • PCBA Assembly and Test Communications • • Complex Conformal Coating • Full Box Build Assembly Full Box Build Assembly and Test • Class III PMA Device and Test - PCBA, Cables, Custom injection - PCBA, Metals, Cables molding • Direct ship to end customer • Direct ship to fulfillment center • Depot Level Repair & Refurbishment • Depot Level Repair & Refurbishment Pain Blocking Device Semi-Conductor • Full Box Build Assembly Night Vision Optics Mfg. Equipment and Test • Small Form Factor • • Clean Room Environment Direct ship to customer • Rigid and Rigid-Flex Assembly fulfillment center • Full Box Build Assembly and Test - PCBA, Metals, Cables Surgical Navigation Rocket & Missile Transportation System Guidance Communication • Site FDA Registered • PCBA Assembly and Test Systems • Full Box Build Assembly • Complex Harness and Test Assembly - PCBA, Metals, Cables • Dedicated Focus Factory 6 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Analysis & Testing Lab Expanded Service Offering ROOT CAUSE INSPECTION & RELIABILITY & FAILURE AUTHENTICITY QUALIFICATION ANALYSIS TESTING SERVICES Identify the source of Validate the quality and Ensure the fitness of a quality and reliability integrity of electronic device for use in the field issues components JULY 2019 UPDATE: IEC Analysis & Testing Lab received DLA Suitability for MIL-STD-202 Methodology 7 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Financial Highlights Significantly increased backlog in fiscal 2019 Six sequential quarters of revenue growth including three consecutive quarters of revenue above $40 million Enhanced profitability On boarded 151 employees in fiscal 2019, plus an additional 64 in fiscal Q1 2020 8 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Our Current State Quarterly Revenue ($M) $43.9 $44.7 $40.3 $37.3 More than 30% $34.2 $35.4 $31.8 Revenue Growth for Fiscal 2019 YoY $29.8 $21.2 Greater than 50% Backlog Growth Since Close of Fiscal 2018 6 Consecutive Quarters Revenue Growth 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Aggregate Book-to-Bill for Fiscal 2019 1.5:1 9 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Industry Driven Approach Aerospace & Defense Medical Industrial $3.1B TAM1 $6.0B TAM1 $8.8B TAM1 4.3% CAGR 5.8% CAGR 5.9% CAGR Highly Regulated Markets High Switching Costs 1 Source: Worldwide Electronics Manufacturing Services Market – 2017 Edition 10 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Market Segmentation Aerospace & Defense Medical • Weapons Platforms • Resuscitation Systems • Encrypted Communication Systems • Surgical Navigation Systems • Targeting & Surveillance Systems • Infusion Delivery Systems 22% 60% 18% Industrial Representative Customers • Semi-conductor Manufacturing Equipment • Transportation Tracking & Asset Monitoring 11 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Competitive Landscape Portfolio Mix Consumer, Medical, Industrial, Computing, Auto Aerospace & Defense Focused Portfolio and Industry Leading 18% Margins * 14% FY 1918 13.8%12.1% 10% Gross Margin (TTM) Margin Gross 6% High Concentration High Concentration Mixed Portfolio * Source: Guru Focus as of Dec. 2019. TTM 12 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Industry Leading Profitability Average Revenue Average Gross Margin Average Return on Growth Trends1 Trends2 Equity Trends3 40% 16% 60% 4 34.3% 13.8% 53.2% 35% 14% 50% 30% 12% 11.2% 10.5% 40% 25% 23.8% 10% 20% 8% 6.7% 30% 15% 6% 20% 10% 8.7% 4% 7.7% 9.9% 10% 7.1% 5% 2% 5.7% 0% 0% 0% Tier I Tier II Tier III IEC Tier I Tier II Tier III IEC Tier I Tier II Tier III IEC Rev>$6B Rev>$350M Rev>$100M Rev>$6B Rev>$350M Rev>$100M Rev>$6B Rev>$350M Rev>$100M Outpacing The EMS Industry in All Three Metrics 1Source: Yahoo Finance November 2019 2Source: Guru Focus November 2019 3Source: Yahoo Finance November 2019 4Includes one time tax impact. 13 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Strategic Initiatives Drive Balance Leading Sustained Sheet Industry Growth Management Profitability 14 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

New Drive Sustained Growth Customer, New Program Concentrate on Existing High Growth Customers $15M+ Initial FY2017 FY2018 FY2019 FY 2020 Plan Leverage Vertical Top 10 Customer Revenue Profile Commitment Manufacturing 12.0% Services 10.0% Q1FY2020 8.0% 6.0% Top Global Defense Contractor Selectively Adding 4.0% awards multi-year contract with New Customers 2.0% expectation to ramp up 0.0% production in fiscal 2021 New Customer Revenue (%) 15 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Drive Sustained Growth Steady Backlog Improvements +85% +59% +33% $72M $133M $212M 293% Growth $54M in Backlog over 3 Years 9/30/16 9/30/17 9/30/18 Continuous 9/30/19 Workforce Workforce Trends at All Locations Expansion to Analysis & Testing Lab Meet Growing Electronic Assembly - Albuquerque Precision Metalworking Backlog Interconnect Solutions Electronic Assembly - Newark FY 2017 FY 2018 FY 2019 16 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Drive Sustained Growth New State-of-the-Art Facility • Custom-designed for increased capacity & enhanced efficiency • Expected to provide competitive advantage for new business development and recruiting • On track for completion this summer A Deliberate Focus to Scale the Business and Support Growth 17 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Strategic Initiatives Drive Balance Leading Sustained Sheet Industry Growth Management Profitability 18 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Balance Sheet Management Capital Expenditure Investing in automation to improve cycle times and quality Automated Encapsulation Automated Soldering Inventory Management Inventory Net of Deposits Strategically pre-buy materials in $36.0 15% anticipation of customers’ needs, while $34.0 REDUCTION since end of focusing on reducing total net inventory $32.0 Q3 FY 2019 $30.0 $28.0 A Deliberate Focus to Scale the Business $26.0 $24.0 and Support Growth $22.0 $20.0 Q2-2019 Q3-2019 Q4-2019 Q1-2020 19 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Strategic Initiatives Drive Balance Leading Sustained Sheet Industry Growth Management Profitability 20 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Industry Leading Profitability EBITDA1 Growth Trend EBITDA1 ($m) $12.0 Competitive Landscape 6.5% % EBITDA/Sales2 Fiscal 2019 EBITDA1 % of $10.0 Revenue 8% $8.0 7% 6.4% 6.5% 6% $6.0 4.8% 1 5% 4.2% 460% EBITDA 4% $4.0 3% Growth 2% Fiscal 2019 vs. Fiscal 2015 $2.0 1% 0% Tier I Tier II Tier III IEC $- Rev>$6B Rev>$350M Rev>$100M 2015 2016 2017 2018 2019 2Source: Yahoo Finance November 2019 1EBITDA is a Non-GAAP Measure. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation. 21 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

COVID-19 Update • Currently most all supply chain partners are back in production with increasing capacity weekly Continue daily • Distribution partners continue to be well stocked, helping communication minimize supply delays or reduced shipments with suppliers for • Modest delays for certain single source build-to-print parts (approximately 1 - 4 weeks) produced in China updates on potential supply • Demand for components to support 5G infrastructure, combined with decreased production capacity due to disruptions. COVID-19, may lead to component shortages in the future. We are working with customers to increase forecast visibility to mitigate potential supply risks. 22 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Key Takeaways Six consecutive quarters of revenue growth through 1Q20 • Three sequential quarters of +$40M revenue Highest level of backlog in almost 20 years Significant momentum carried over to 2020 Focused on core growth markets and capitalizing on differentiated position Initiatives underway to scale the business to support organic growth 23 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Thank You 24 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics

Appendix A Reconciliation of U.S. GAAP to Non-GAAP Measures For the Twelve Months Ending September 30,: In thousands 2015 2016 2017 2018 2019 Net Income $ (10,186) $ 4,786 $ 81 $ 10,410 $ 4,747 Interest 2,109 1,392 917 1,146 1,645 Taxes 5 70 62 (8,839) 1,176 Depreciation & Amortization 4,398 3,106 2,542 2,280 2,757 Asset Impairment 4,057 - - - - Restatement & Related 2,888 - - - - EBITDA (Non-GAAP) $ 3,271 $ 9,354 $ 3,602 $ 4,997 $ 10,325 25 ANY DISTRIBUTION, REPRODUCTION OR OTHER USE OF THIS DOCUMENT WITHOUT THE EXPRESS WRITTEN CONSTENT OF IEC ELECTRONICS IS PROHIBITED ©2020 IEC Electronics